Exhibit 10.1

                             MODIFICATION AGREEMENT

     BY THIS MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 31st day of August, 2000, MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation, as Borrower, BANK ONE, NA, a national banking association, as Lender, LC Issuer and Administrative Agent, WELLS FARGO BANK, National Association, as Lender and Syndication Agent, Bank of America, N.A., as Lender and Documentation Agent, BANCA DI ROMA, as Lender and THE NORTHERN TRUST COMPANY, as Lender, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

     SECTION 1. RECITALS.

     SECTION 1.1. Borrower and Bank One, NA, a national banking association, as Lender, LC Issuer and Administrative Agent, Wells Fargo Bank, National Association, as Lender and Syndication Agent, Bank of America, N.A., as Lender and Documentation Agent, Banca Di Roma, as Lender and The Northern Trust Company, as Lender, entered into a Credit Agreement dated as of May 31, 2000 (the "Credit Agreement"), which provided for, among other things, one or more Loans in the aggregate principal amount of $100,000,000.00, evidenced by one or more promissory notes dated May 31, 2000, executed by the Borrower (collectively, the "Notes"), all upon the terms and conditions contained therein. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

     SECTION 1.2. Borrower, LC Issuer, Administrative Agent, Syndication Agent, Documentation Agent and Lenders desire to modify the Loan Documents as set forth herein.

     SECTION 2. LOAN AGREEMENT.

     SECTION 2.1. Section 6.10 of the Credit Agreement is hereby amended by the addition of the following subsection (iv):

          (iv) Indebtedness evidenced by the issuance by Borrower of convertible subordinated notes in principal amount not to exceed $250,000,000.00 (plus an additional 15% principal amount if any note purchaser's over-allotment option is exercised in full) in the aggregate, pursuant to subordination terms and conditions reasonably acceptable to the Administrative Agent.

     SECTION 2.2. Section 6.16 of the Credit Agreement is hereby amended by the addition of the following provision to the end of sentence set forth in such
Section:

          , except any purchase, redemption, retirement or acquisition made with respect to (i) principal of, or interest on, any Subordinated Indebtedness at the scheduled maturity date for such payment of principal or interest,
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     (ii) any Subordinated Indebtedness in junior securities upon the conversion of such Subordinated Indebtedness that is convertible at the option of the holder thereof (together with payments of cash in lieu of any fractional share in connection with any such conversion), or (iii) any Subordinated Indebtedness in exchange for the net proceeds of any concurrent offering of junior securities. For purposes of this Section 6.16, the term "junior securities" means (A) shares of any stock of any class of Borrower or (B) debt securities of Borrower that are subordinated in right of payment to the Obligations to substantially the same extent as, or to a greater extent than, the Subordinated Indebtedness being purchased, redeemed, retired or acquired.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     SECTION 3.1. All references to the Credit Agreement in the Loan Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     SECTION 3.2. Borrower acknowledges that the indebtedness evidenced by the Notes is just and owing, that the balance thereof is correctly shown in the records of Lenders as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Notes according to the terms thereof, as herein modified.

     SECTION 3.3. Borrower hereby reaffirms to Lenders each of the representations, warranties, covenants and agreements of Borrower set forth in the Notes and the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     SECTION 3.4. Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Notes and the Credit Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lenders and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, of which Borrower has, or may reasonably be expected to have knowledge, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loans. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Notes or the Credit Agreement.

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     SECTION  3.5. All terms,  conditions  and  provisions  of the Notes and the
Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Notes and the Credit Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

     SECTION 4.1. This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     SECTION 4.2. The modifications contained herein shall not be binding upon Lenders until Lenders shall have received all of the following:

          (a) An original of this Agreement fully executed by the Borrower.

          (b) Such resolutions or authorizations and such other documents as Lenders may reasonably require relating to the existence and good standing of the Borrower and each Material Subsidiary and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

     SECTION 4.3. Borrower shall execute and deliver such additional documents and do such other acts as Lenders may reasonably require to fully implement the intent of this Agreement.

     SECTION 4.4. Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lenders in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lenders, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Notes and shall be due and payable upon demand.

     SECTION 4.5. Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lenders, or in any other action or conduct undertaken by Borrower or Lenders on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lenders' consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lenders' execution of this Agreement. Further, Lenders' execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loans or of the Notes or the Credit Agreement, shall require the express written approval of Lenders; no such approval (either express or implied) has been given as of the date hereof.

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     SECTION  4.6.  Time is hereby  declared to be of the essence  hereof of the
Loans, of the Notes and of the Credit Agreement, and Lenders require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Notes and the Credit Agreement.

     SECTION 4.7. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     SECTION 4.8. This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     SECTION 4.9. This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        MICROCHIP TECHNOLOGY INCORPORATED



                                        By: /s/ Gordon Parnell
                                            ------------------------------------
                                            Name: Gordon Parnell
                                            ------------------------------------
                                            Its:  Vice President & CFO
                                            ------------------------------------

                                                                        BORROWER

                                        BANK ONE, NA,
                                        Individually, as LC Issuer and as
                                        Administrative Agent



                                        By: /s/ Joseph Perdenza
                                            ------------------------------------
                                            Title: Assistant Vice President


                                        By: /s/ Stephanie A. Mack
                                            ------------------------------------
                                            Title: Commercial Banking Officer


                                        By: /s/ Peterine M. Svoboda
                                            ------------------------------------
                                            Title: Vice President

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                        Individually and as Syndication Agent

                                        By: /s/ Brenda K. Testerman
                                            ------------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                        By: /s/ S. Manchanda
                                            ------------------------------------
                                            Title: Vice President


                                        BANCA DI ROMA

                                        By: /s/ Richard G. Dietz
                                            ------------------------------------
                                            Title: Vice President


                                        By: /s/ Thomas C. Woodruff
                                            ------------------------------------
                                            Title: Vice President


                                        THE NORTHERN TRUST COMPANY


                                        By: /s/ Candelario Martinez
                                            ------------------------------------
                                            Title: Vice President

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